UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event	November 20, 2005
reported)
BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)
     Registrant’s telephone number including area code                     (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 20, 2005, Beverly Enterprises, Inc. (the “Company”) entered into a Third Amendment to Agreement and Plan of Merger (the “Third Amendment”) with North American Senior Care, Inc. (“NASC”), NASC Acquisition Corp., a wholly-owned subsidiary of NASC (“NASC Acquisition”), SBEV Property Holdings LLC (“SBEV”), Pearl Senior Care, Inc. (“PSC”), PSC Sub Inc., a wholly-owned subsidiary of PSC (“PSC Sub”) and Geary Property Holdings LLC (“GPH”, and together with PSC and PSC Sub, the “Parent Group”)). Under the Third Amendment, among other things, (i) NASC, NASC Acquisition and SBEV have assigned and transferred all of their rights and obligations under the Agreement and Plan of Merger among the Company, NASC, NASC Acquisition and SBEV, dated as of August 16, 2005, as amended on August 23, 2005 and on September 22, 2005 (the “Merger Agreement”), to PSC, PSC Sub and GPH, respectively, and PSC, PSC Sub and GPH have assumed all of the obligations of NASC, NASC Acquisition and SBEV under the Merger Agreement, respectively; (ii) the price to be paid for each outstanding share of the Company’s common stock has been revised to $12.50 per share; and (iii) the Company may actively solicit other acquisition proposals until December 12, 2005 and will not be obligated to pay a break-up fee if it accepts an alternative transaction proposal by such date (but would be required to reimburse the Parent Group up to $30 million of expenses).
The parties’ obligations are subject to other conditions of closing, each as set forth in the Merger Agreement. The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is included as Exhibit 2.1 hereto and is incorporated by reference herein.
Item 8.01 Other Events
On November 21, 2005, the Company issued a press release announcing the execution of the Third Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Also on November 21, 2005, the Company’s Chairman and Chief Executive Officer, William Floyd, addressed the Company’s employees concerning the proposed merger. A copy of Mr. Floyd’s prepared remarks to the employees is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (a) Exhibits

Exhibit No.	Exhibit

2.1	Third Amendment to Agreement and Plan of Merger, dated as of November 21, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Pearl Senior Care, Inc., PSC Sub Inc., SBEV Property Holdings LLC, Beverly Enterprises, Inc. and Geary Property Holdings LLC

99.1	Press release, dated November 21, 2005

99.2	Prepared remarks of William Floyd

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2005	BEVERLY ENTERPRISES, INC.

By: /s/ PAMELA H. DANIELS

Name: Pamela H. Daniels
Title: Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Third Amendment to Agreement and Plan of Merger, dated as of November 21, 2005, among North American Senior Care, Inc., NASC Acquisition Corp., Pearl Senior Care, Inc., PSC Sub Inc., SBEV Property Holdings LLC, Beverly Enterprises, Inc. and Geary Property Holdings LLC

99.1	Press release, dated November 21, 2005

99.2	Prepared remarks of William Floyd